Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013 of Boingo Wireless, Inc., (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Hagan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Hagan
David Hagan
Chief Executive Officer
(Principal Executive Officer)
Date: August 9, 2013

A signed original of this written statement required by Section 906 has been provided to Boingo Wireless, Inc. and will be retained by Boingo Wireless, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013 of Boingo Wireless, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Hovenier, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer
(Principal Accounting Officer)
Date: August 9, 2013

A signed original of this written statement required by Section 906 has been provided to Boingo Wireless, Inc. and will be retained by Boingo Wireless, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.